UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006


                              COMMAND CENTER, INC.
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             (Exact name of registrant as specified in its charter)


         Washington                 333-60326                    91-2079472
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


   3773 West Fifth Avenue, Post Falls, Idaho                         83854
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    Address of principal executive offices                          Zip Code


Registrant's telephone number, including area code: 480-609-1250


                                      N.A.
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         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information Applicable to All Items in this Current Report on
Form 8-K.

      We were incorporated on October 11, 2000 as Temporary Financial Services, Inc. ("TFS") under the laws of the State of Washington. We were originally organized to provide accounts receivable financing to temporary labor businesses. We commenced our lending activities in 2001 and continued providing accounts receivable financing to temporary labor businesses through 2004. In 2004, we reassessed our lending activities and elected to change our business focus. As a result, we considered other lending operations, provided financing to an affiliated financial services firm, and also began looking for other business opportunities.

      On October 6, 2005, TFS entered into a letter of intent to acquire the assets of Command Staffing, LLC ("Command Staffing"), Harborview Software, Inc. ("Harborview"), and 45 companies (collectively, the "Operations Entities") that collectively own approximately 70 temporary staffing stores currently operating as either Command Staffing franchisees or independently owned businesses located throughout the United States. The acquisitions of Command Staffing, Harborview, and the Operations Entities pursuant to that certain Asset Purchase Agreement, dated as of November 9, 2005, by and among TFS, Command Staffing, Harborview, and the Operations Entities (the "Purchase Agreement") are collectively referred to herein as the "Command Transaction."

      The Command Transaction is being completed in two phases. The acquisition of Command Staffing and Harborview was completed in Phase I of the Command Transaction on November 9, 2005. At that time, we amended our articles of incorporation to change our name from Temporary Financial Services, Inc. to Command Center, Inc. effective as of November 14, 2005. The acquisition of the Operations Entities is being completed in Phase II of the Command Transaction. Phase II of the Command Transaction is being conducted pursuant to the Purchase Agreement.

      Phase II is being carried out in two steps. Effective May 12, 2006, we initially closed on the acquisition of 38 Operations Entities (owning a total of 58 temporary staffing stores) in exchange for the issuance of 11,438,022 shares of our common stock. Eight of the Operations Entities included in the 58 temporary staffing stores are located in the state of Minnesota. We have acquired these eight Minnesota Operations Entities through issuance of shares of our common stock in exchange for cash in lieu of the transfer of substantially all of the assets of such Operations Entities. The Minnesota Operations Entities will also agree to transfer their respective franchise rights with our company back to us, effectively terminating such rights. Furthermore, the directors and shareholders of such Operations Entities will agree not to compete with our company.

      The second step of the Phase II Closing will involve the acquisition of the remaining seven Operations Entities (owning a total of 12 temporary staffing stores) in exchange for the issuance of up to 1,760,490 shares of our common stock. We intend to complete the second step of the Phase II Closing by the end of the second quarter of 2006.

      We cannot assure you that we will be able to acquire all or any of Operations Entities currently expected to be acquired in the second step of the Phase II Closing of the Command Transaction. Additional details on Phase II of the Command Transaction and the material terms of the Purchase Agreement relevant thereto are set forth in Item 1.01

Item 1.01. Entry into a Material Definitive Agreement.

      The following describes certain aspects of Phase II of the Command Transaction, including material provisions of the Purchase Agreement. The following description of the Purchase Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to our current report on Form 8-K dated November 9, 2005 (as filed on November 16, 2005) and is incorporated herein by reference.

The Purchase Agreement

      The Purchase Agreement sets forth the terms and conditions of the Command Transaction. The acquisition of Command Staffing and Harborview was completed in Phase I of the Command Transaction on November 9, 2005. We issued 3,745,493 and 2,809,120 shares of our common stock, respectively, for the assets of Command Staffing and Harborview.

      The acquisition of the Operations Entities is intended to be completed in Phase II of the Command Transaction. Pursuant to the Purchase Agreement, we will acquire the net assets of some or all of the Operations Entities in exchange for up to 13,198,512 shares of our common stock. The shares of our common stock being issued in Phase II of the Command Transaction are restricted securities as that term is defined in Rule 144 adopted under the Securities Act.

      We are acquiring all of the assets of each Operations Entity, except as set forth in the Purchase Agreement. In addition, we are assuming only those liabilities of each Operations Entity specified in the Purchase Agreement.

      Per the terms of the Purchase Agreement, the Phase II closings are subject to customary closing conditions, including, without limitation, (i) our receipt of all required governmental approvals and third party consents, and (ii) our satisfaction that workers compensation coverage will be available to us for the business of the Operations Entities following the Phase II closings. The Phase II closings are expected to occur by the end of the second quarter of 2006. We cannot assure you that we will be able to acquire all or any of Operations Entities currently expected to be acquired in Phase II of the Command Transaction.

Phase II Closings

      Phase II of the Command Transaction will be completed in two steps. We have initially closed on the acquisition of 38 Operations Entities (owning a total of 58 temporary staffing stores) in exchange for the issuance of 11,438,022 shares of our common stock. Later in the second quarter of 2006, we may close on acquisition of the assets of the remaining seven Operations Entities (owning a total of 12 temporary staffing stores) in exchange for the issuance of up to 1,760,490 shares of our common stock. This second step of the Phase II closing is being delayed pending completion of our due diligence investigations and accounting reviews on the additional 12 stores and is subject to our attainment of workers compensation coverage for the acquired temporary staffing stores. On Friday, May 12, 2006, we received our binder on national workers compensation coverage and that condition has been satisfied for all of the remaining Operations Entities. We intend to complete the second step of the Phase II closing by the end of the second quarter of 2006.

Minnesota Operations Entities

      As part of the Phase II closings, we have entered into separate agreements with up to eight of the Operations Entities located in the state of Minnesota pursuant to which such Operations Entities will, as consideration for the issuance of shares of our common stock, pay us an as yet determined amount of cash over a period of 90 days in lieu of transferring substantially all of their assets to us. The Minnesota Operations Entities have also transferred the franchise agreements with our company and all rights thereunder back to us, and their directors and shareholders have entered into non-competition agreements with our company.

Accounting Treatment

      We intend to account for the Command Transaction under the purchase method of accounting for business combinations. Under the purchase method of accounting, the total estimated purchase price is allocated to the net tangible and intangible assets of an acquired entity based on their estimated fair values as of the completion of the transaction. A final determination of these fair values will include management's consideration of the stock value we place on our common stock to be issued. This valuation will be based on the actual net tangible and intangible assets of the Operations Entities that exist as of the closing date of the combination. To the extent that the value of the consideration given by us in the form of our common stock exceeds the tangible assets acquired, the difference will be recorded as goodwill.

Tax Treatment

      Pursuant to the Purchase Agreement, the Command Transaction is intended to qualify as a tax free reorganization under Sections 351 and/or 368 of the Internal Revenue Code of 1986, as amended.

The Operations Entities

      The following list includes the Operations Entities whose assets were acquired on May 12, 2006 and the total number of shares being issued to each Operations Entity in consideration of the acquisition. As noted, substantially all of the Operations Entities are owned in whole or in part by officers and directors of our company. Of the 11,438,022 shares being issued in these acquisitions, 5,846,936 or 51.12% will be issued to officers and directors. The remaining shares being issued to the Operations Entities are beneficially owned by unaffiliated investors in the individual Operations Entities.

Operations Entity Name                                                          Shares
----------------------                                                          ------
Southwest Temporary Development, LLC                                           311,347
Aardvark, LLC                                                                  446,140
ZAZ, LLC                                                                       495,986
Temp Services of Arkansas, LLC                                                 566,011
Rascals, LLC                                                                   957,414
Harbor Bay Staffing Services, LLC                                              798,840
Sacramento Temporary Staffing Services, LLC                                    168,946
Rocky Mountain Temporary Services, Inc.                                        394,250
Temps Unlimited of Washington DC, LLC                                          181,846
Broadway Gardens, LLC                                                          270,748
Shreveport Staffing, LLC                                                       154,568
Command Center of Hopkins, Inc.                                                181,722
Command Center of Brooklyn Center, Inc.                                        191,676
Command Center of Shakopee, Inc.                                               214,855
Command Center of Anoka, Inc.                                                  159,050
Command Center of St. Cloud, Inc.                                              308,035
Command Center of Brainerd, Inc.                                               250,490
Labor Force of Minnesota, Inc.                                                 187,738
Staffing A La Carte, Inc.                                                      276,834
Command Center of Omaha, Inc.                                                  188,695
Command Center of Lincoln, Inc.                                                145,523
Truckee River Services, LLC                                                    523,653
Command Center of Fargo, Inc.                                                  361,460
Command Center of Minot, Inc.                                                  273,469
Command Center of Bismarck, Inc.                                               290,631
Command Center of Grand Forks, Inc.                                            138,815
CS Fargo, Inc.                                                                 100,000
Temps Unlimited of Oklahoma, LLC                                               267,343
Temps Unlimited of Tulsa, LLC (d/b/a Tulsa Staffing and Tulsa Labor)           464,179
Midwest Holdings, LLC d/b/a Command Center / API                               155,364
Command Center of Sioux Falls, Inc.                                            208,633
Temps Unlimited of Memphis, LLC                                                206,361
Temps Unlimited of Nashville, LLC                                              224,179
Awesome Possum Staffing, LLC                                                   174,576
Valley Staffing Services of South Texas, LLC                                   119,080
Central Texas Staffing, LLC                                                    267,255
San Antonio Armadillo, LLC                                                     631,345
ZMP Associates, LLC                                                            180,965
                                                                            ----------
TOTAL                                                                       11,438,022
                                                                            ==========

Item 2.01. Completion of Acquisition or Disposition of Assets.

      Effective May 12, 2006, we acquired the operating assets and assumed a portion of the operating liabilities and obligations of 38 Operations Entities comprising 58 temporary staffing stores located in 20 states and the District of Columbia. The assets acquired consisted primarily of accounts receivable, a small amount of furniture and fixtures, and intangible rights to operate the business in the future. We also assumed accounts receivable financing liabilities for each operations entity.

      The Operations entities were owned by officers and directors of our company, among other persons, including:

Glenn Welstad, President and Director
Ron Junck, Director
Dwight Enget, Director
Tommy R. Hancock, Director
Tom Gilbert, Operations Officer and Director
Kevin Semerad, Director

The pre closing and post closing ownerships of the officers and directors are reflected below.

----------------------------------------------------------------------------------------------------------------------
                                                                                   Post Closing
Name                                       Current Ownership   % at 12/31/2005      Ownership(1)       Post Closing %
----------------------------------------------------------------------------------------------------------------------
John R. Coghlan                                    1,700,983       16.90%                1,753,483        8.29%
----------------------------------------------------------------------------------------------------------------------
Dwight Enget                                         347,483        3.45%                  950,074        4.49%
----------------------------------------------------------------------------------------------------------------------
Tom Gilbert                                          167,424        1.66%                  561,674        2.66%
----------------------------------------------------------------------------------------------------------------------
Brad E. Herr                                         240,000        2.42%                  240,000        1.13%
----------------------------------------------------------------------------------------------------------------------
Ronald L. Junck                                    1,821,804       18.10%                2,031,454        9.61%
----------------------------------------------------------------------------------------------------------------------
C. Eugene Olsen                                       12,500        0.12%                   12,500        0.06%
----------------------------------------------------------------------------------------------------------------------
Kevin Semerad                                        111,335        1.11%                  874,674        4.14%
----------------------------------------------------------------------------------------------------------------------
Glenn Welstad                                      3,462,596       34.40%                6,939,310       32.83%
----------------------------------------------------------------------------------------------------------------------
Todd Welstad                                              --          --                   143,777        0.68%
----------------------------------------------------------------------------------------------------------------------
Tommy R. Hancock                                          --          --                   194,115        0.92%
----------------------------------------------------------------------------------------------------------------------
All Officers and Directors as a Group              7,854,125       78.03%               13,701,061       64.81%
----------------------------------------------------------------------------------------------------------------------

(1) Reflects beneficial ownership after taking into account the issuance of the shares of our common stock to the Operations Entities in the initial Phase II closing.

      The consideration for the acquisition was the issuance of 11,438,022 shares of common stock. Fair value of the shares was determined in part based on the public market price for the shares on May 12, 2006, discounted to reflect the estimated effect of trading restrictions. All of the shares issued in the Command Transaction are restricted securities as that term is defined in Rule 144 adopted under the Securities Act of 1933, as amended.

Item 3.02. Unregistered Sales of Equity Securities.

      In accordance with the Purchase Agreement, we issued 11,438,022 shares of our common stock in acquisition of the assets of the Operations Entities. The shares were issued pursuant to an exemption from registration afforded by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and the exemptions afforded under state "Blue Sky" laws of those states in which the recipients of our common stock reside. We relied, as applicable, upon the representations made by the recipients of our common stock and other facts represented to Command after reasonable inquiry in determining that such exemptions were available. Certificates representing the Common Stock deliverable on the Closing Date are considered restricted stock, as that term is defined in Rule 144 adopted under the Act, and bear a restrictive legend prohibiting transfer of the securities unless first registered, or an exemption from registration is established to our satisfaction.

Item 7.01. Regulation FD Disclosure.

      On May 12, 2006, Command Center announced that it has acquired the operating assets of the following consolidated groups of companies comprising the operations entities: Viken Management, Inc., Central Texas Staffing, Ltd., Enget Command Group, Rocky Mountain Temporary Services, Inc. and Labor Force of Minnesota, Inc. A copy of the press release is attached to this report as
Exhibit 99.1 and is incorporated herein by reference.

      This information is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Financial Statements            Item Description
--------------------            ----------------
Businesses Acquired
9.01.1 Southwest                Audited  balance  sheets of  Southwest  Temporary  Development  LLC, et al, as of
  Temporary                     December  31,  2004 and 2003,  and the  related  statements  of income,  members'
  Development, LLC,             equity, and cash flows for the year ended December 31, 2004.
  et al.                            This  group of  companies  became  the  Consolidated  Variable  Interest
                                    Entities of Viken  Management,  Inc. in 2005. The 2005 audited financial
                                    information  is  provided  in  the  Viken  Management,   Inc.  financial
                                    statements set forth in 9.01.2, below.

9.01.2 Viken                    Audited  balance  sheet of  Viken  Management,  Inc.  and  Consolidated  Variable
  Management, Inc.              Interest Entities as of December 31, 2005, and the related  statements of income, stockholders' deficit, and cash flows for the year ended December 31 2005.

9.01.3 Central Texas            Audited balance sheets of Central Texas  Staffing,  Ltd. as of December 31, 2005,
  Staffing, Ltd.                2004, and 2003, and the related  statements of income,  members' equity, and cash flows for the years ended December 31, 2005 and 2004.

9.01.4 Enget                    Audited balance sheets of Enget Command Center Group as of December
  Command Center                31, 2005, 2004, and 2003, and the related statements of income,
  Group                         members' equity, and cash flows for the years ended December 31, 2005 and 2004.

9.01.5 Rocky                    Audited balance sheets of Rocky Mountain Temporary Services,  Inc. as of December
  Mountain Temporary            31, 2005,  2004,  and 2003, and the related  statements of income,  stockholders'
  Services, Inc.                equity, and cash flows for the years ended December 31, 2005 and 2004.

9.01.6 Labor Force of           Audited balance sheets of Labor Force of Minnesota,  Inc. as of December 25, 2005
  Minnesota, Inc.               and December 28, 2004, and the related  statements of  operations,  stockholders'
                                equity, and cash flows for the years ended
                                December 26, 2005 and December 28, 2004.

9.01.7 Pro Forma                Pro forma balance sheet of Command Center,  Inc. as of December 31, 2005, and pro
                                forma income  statement for the year then ended,  reflecting the  acquisitions of the  assets of Viken  Management,  Inc.,  Central  Texas  Staffing,  Ltd.,  Enget
                                Command  Group,  Rocky  Mountain  Temporary  Services,  Inc.  and Labor  Force of
                                Minnesota, Inc.

Exhibit Number                  Item
--------------                  ----

10.1                            Asset  Purchase  Agreement  dated as of  November  9, 2005 by and  among  Command
                                Center,  Inc. (formerly Temporary  Financial  Services,  Inc.),  Command Staffing
                                LLC, Harborview Software, Inc., and the Operations Entities as defined herein.
                                (Previously filed as Exhibit 10.1 to Form 8-K dated November 9, 2005 and incorporated herein by reference.)

99.1                            Press Release,  dated May 12, 2006,  concerning the  acquisition of the assets of
                                Viken Management,  Inc., Central Texas Staffing, Ltd., Enget Command Group, Rocky
                                Mountain Temporary Services, Inc. and Labor Force of Minnesota, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.                                                May 16, 2005


/s/ Brad E. Herr, Secretary
---------------------------
Brad E. Herr, Secretary